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EXHIBIT 10.7







                                PLEDGE AGREEMENT


                  This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 1st day of January, 2000, by and between THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE STOCK OWNERSHIP PLAN TRUST, acting by and through its Trustee, CG TRUST COMPANY, a banking corporation organized under the laws of the Illinois ("Pledgor"), and ASTORIA FINANCIAL CORPORATION ("Pledgee"), a corporation organized and existing under the laws of the State of Delaware.


                              W I T N E S S E T H :
                              --------------------


                  WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of An Amended and Restated Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

                  Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

                  (a) "Collateral" shall mean the Pledged Shares and the Pledged Assets and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares, Pledged Assets and rights.

                  (b) "Event of Default" shall mean an event so defined in the Loan Agreement.

                  (c) "Liabilities" shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

                  (d) "Pledged Assets" means all assets of the Borrower pledged, as of January 1, 2000, as collateral security for the Borrower's performance of its obligations under that certain Loan Agreement between the Borrower and the Lender dated April 14, 1994, excluding any Pledged Shares.


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                  (e)  "Pledged  Shares"  shall  mean all the  shares  of common stock, par value $ .01 per share, of Astoria Financial Corporation issued in exchange for shares of common stock of Long Island Bancorp, Inc. pursuant to the acquisition of Long Island Bancorp, Inc. by Astoria Federal Corporation, which shares of common stock of Long Island Bancorp, Inc. were purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan
         Agreement   dated  April  14,  1994,  but  excluding  any  such  shares previously released pursuant to section 4.

                  Section 2. Pledge. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon the Collateral.

                  Section 3. Representations and Warranties of the Pledgor. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

                  (a) to the actual knowledge of the Trustee, the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

                  (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

                  (c) to the actual knowledge of the Trustee, this Pledge Agreement is the legal, valid and binding obligation of the Pledgor and is enforceable against the Pledgor in accordance with its terms;

                  (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such financing statements, stock powers, proxies, and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

                  (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

                  Section 4. Eligible Collateral.

                  (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan

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Agreement) or such lesser  amount of  Collateral as may be required  pursuant to section 12 of this Pledge Agreement.

                  (b) The Collateral shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulation ss.
54.4975-7(b)(8)(i), as  the  same  may  be  from  time  to  time   amended  or
supplemented.
In the event of a termination of the ESOP or the occurrence of a Change in Control after December 31, 2009, all Pledged Shares shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any Liabilities. In the event of a Change in Control prior to January 1, 2010, all Pledged Shares in excess of the number determined under the following table shall be forthwith released from this Pledge Agreement and shall not be applied to satisfy any
Liabilities:



    YEAR OF    PLEDGED         YEAR OF          PLEDGED
     CHANGE    SHARES          CHANGE           SHARES
       IN                        IN
    CONTROL                    CONTROL
      2001     1,708,900        2006            1,611,725
      2002     1,689,463        2007            1,592,288
      2003     1,670,026        2008            1,572,851
      2004     1,650,589        2009            1,553,414
      2005     1,591,152

To the extent that the Collateral consists of assets other than or in addition to Pledged Shares, the provisions of such Regulations shall be applied separately to each class of security or each class or other type of asset included in the Collateral. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Collateral.

                  Section 5. Delivery; Further Assurances.

                  (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement an assignment by the Pledgor of all the Pledgor's rights to and interest in the Collateral.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other

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distributions paid in respect of the Collateral.

                  (c) For so long as this Pledge Agreement shall be in effect, the Pledgor shall take such other actions and execute and deliver such other documents as the Pledgee may reasonably request in order to secure for the Pledgee's benefit a perfected first priority lien and security interest in any or all of the Collateral under the New York Uniform Commercial Code; provided, however, that the Pledgee shall not be required to take any action or execute or deliver any document pursuant to this section 5(c) to the extent that it determines, in reliance on an opinion of legal counsel, that the taking of such action or the execution or delivery of such document would result in a prohibited transaction under section 4975 of the Code or section 406 of ERISA, impair the status of the ESOP as a tax-qualified plan under section 401(a) of the Code or an employee stock ownership plan under section 4975 of the Code, impair the tax-exempt status of the Borrower under section 501(a) of the Code or violate any other requirement of ERISA applicable to the ESOP.

                  Section 6. Events of Default.

                  (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i)the Pledgee may exercise, with respect to Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section  1 hereof.

                  (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable

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manner,  nor shall the Pledgee be liable or  accountable  to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

                  Section 7. Payment in Full. Upon the payment in full of all outstanding Liabili ties, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

                  Section 8. No Waiver. No failure or delay on the part of the Pledgee in exer cising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

                  Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

                  Section 10. Governing Law. This Loan Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York entered into between parties all of whom are citizens and residents of the State of New York.

                  Section 11. Notices. All notices, requests, instructions or documents hereunder shall be in writing and delivered by hand or commercial messenger service or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, or by telex or facsimile, addressed as follows:

                  (a)     If to the Pledgee:

                              Astoria Financial Corporation
                              One Astoria Federal Plaza
                              Lake Success, New York  11042
                              Attention:     General Counsel
                                             ---------------


                  (b)     If to the Pledgor:

                              The Long Island Savings Bank FSB

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                              Employee Stock Ownership Plan Trust
                              CG Trust Company
                              525 W. Monroe, Suite 1900
                              Chicago, Illinois    60601


                       with copies to:

                              The Long Island Savings Bank FSB
                              Employee Stock Ownership Plan Trust
                              c/o Astoria Federal Savings and Loan Association One Astoria Federal Plaza
                              Lake Success, New York  11042
                              Attention:     General Counsel
                                             ---------------


Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or facsimile, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

                  Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  Section  13. Construction.   All  provisions  hereof  shall
be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the loan made pursuant to the Loan Agreement as an exempt loan under Treasury Regulation ss. 54.4975-7(b) and as described in Department of Labor Regulation ss. 2550.408b-3.


                  IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.


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                                  THE LONG ISLAND SAVINGS BANK FSB EMPLOYEE
                                  STOCK OWNERSHIP PLAN TRUST

                                  By      CG TRUST COMPANY
                                          solely as Trustee and not in any other
                                          capacity


                                  By:     /S/ Mary Lou Filiault
                                          --------------------------------------

                                  Name:   Mary Lou Filiault
                                          --------------------------------------

                                  Title:  Vice President
                                          --------------------------------------



                                  ASTORIA FINANCIAL CORPORATION


                                  By:     /S/ Alan P. Eggleston
                                          --------------------------------------

                                  Name:   Alan P. Eggleston
                                          --------------------------------------

                                  Title:  Executive Vice President and General
                                          Counsel


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